UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22131

Miller Investment Trust

(Exact name of registrant as specified in charter)

20 William Street Wellesley, MA 02481

(Address of principal executive offices)(Zip code)

Gemini Fund Services, LLC.,80 Arkay Dr, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

10/31

Date of reporting period:10/31/13

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

MILLER CONVERTIBLE FUND

ANNUAL REPORT

OCTOBER 31, 2013

1-877- 441- 4434

www.millerconvertiblefund.com

INVESTMENT ADVISOR

Wellesley Investment Advisors, Inc.
The Wellesley Office Park

20 William Street

Wellesley, MA 02481

781-416-4000

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for   distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Miller Convertible Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC. Member FINRA

Dear Miller Convertible Fund Shareholder,

We are pleased to present this report on your fund for the fiscal year ended October 31, 2013.

The Miller Convertible Fund posted its best performance since the 2009 rebound from the financial crisis.  The fund’s performance since inception and for the 12 months ended October 31, 2013 is as follows:

	1 Year Ended	Annualized Since
	October 31, 2013	Inception
A shares (MCFAX.LW)	20.33%	6.78% (12/27/07)
I shares (MCIFX)	20.95%	7.39% (12/27/07)
C shares (MCFCX)	19.77%	8.86% (12/01/09)

The fund’s total assets under management grew from approximately $290,000,000 on October 31, 2012 to over $390,000,000 on October 31, 2013.

Since we are the only US convertible fund exclusively invested in convertible bonds and cash, we typically expect to underperform the major stock indexes and the convertible benchmarks in generally rising markets. While the period discussed herein is no exception, we were still very gratified with this year’s performance.  As students of market history, we recognize that the historic bull market that began in March of 2009 is susceptible to sharp declines.  As such, even as we have taken advantage of convertible bonds’ ability to participate in a large portion of the bull market, we have managed the portfolio to avoid what we would consider excessive stock sensitivity in the context of a strategy focused on principal protection. Given our cautious approach, and our ongoing concern about the age of the bull market, we are glad that our investors were still able to enjoy significant capital appreciation in 2013.  This performance is, we believe, a testament to the potential benefits of our convertible bond strategy, as described directly below.

Strategy Review

We remain committed to the strategy that has served our clients well since our founding in 1991.  We own only convertible bonds (no preferred shares or other structures) which promise all, or most of the return of face value within seven years of issuance.  We invest almost exclusively in profitable companies.   We avoid industries and companies with debt loads we consider unsafe. We invest with an expectation and willingness of remaining invested in the convertible for its full lifespan.  We do, however, consider selling or reducing our exposure in a convertible bond, in the following scenarios:

•

A convertible bond’s risk/reward profile becomes (via appreciation) very similar to that of the underlying stock

•

An issuer’s credit quality deteriorates

•

The conversion feature of a security is no longer a likely source of capital appreciation

•

The portfolio can benefit from diversification

•

We believe more attractive convertible bonds are available

Because one of our key risk-management practices involves careful limits on prices we pay, we do not purchase convertibles that trade at prices substantially above a value which would result in a large loss to the next liquidity event.    As a result, our performance generally lags broader indexes in rising markets but declines less in falling ones.

At year-end we owned approximately 70 convertible bonds, with our largest holding representing approximately 3% of the fund’s value.  Our holdings span the convertible market, from investment-grade to small-cap, with a broad distribution of industries represented.

Market Review and Comment

Backdrop: Fixed Income

2013 will likely be remembered as the year in which investors recognized that it was time to move away from “safe” government and investment-grade non-convertible bonds.  The investment-grade Barclays’ Aggregate U.S. Bond Index1 had a negative total return of 1.08% for the 12 months ended October 31, 2013, as rates moved significantly higher during the second part of the period.  Losses in such debt would likely have been closer to 3% and perhaps greater had the Federal Reserve not backed off in September from its guidance toward “tapering” of its quantitative monetary easing. Assets thought of as riskier performed substantially better—the Bank of America Merrill Lynch High Yield2 index returned 8.83% during the same time period, avoiding the losses of higher-rated debt by offsetting rising rates with higher coupons and more room to benefit from an improving credit situation.

Backdrop: Equities

The 12 months ended October 31, 2013 treated most equity investors quite well.  The large-capitalization benchmark Standard & Poor’s 500 Index3 returned 27.18%. This was the best October-through-October 12 month performance for the index since the financial crisis.

Convertibles

The essential argument for investing in convertibles has long been a unique combination in a single asset class of capital preservation, income, and growth.  Clearly, growth dominated in 2013.  With new issues averaging a yield of about 2.7% according to Barclays’, convertible performance reflected healthy participation in the gains of the underlying stocks.  The Bank of America/Merrill Lynch All Convertibles Ex Mandatory Index (V0A0)4 returned 23.82% for the period. While this was 88% of the S&P 500 return, it’s probably more appropriately compared with the Russell 20005, as the convertible market is largely composed of smaller companies.  This suggests that convertibles provided almost two-thirds of the returns of small-cap stocks, a participation rate consistent with the industry rule of thumb.

The period was notable for a relative absence of volatility in both stocks and convertibles, although this was assuredly not the case, at least in terms of expectations, in the “safe” bond market. Broad measures of stocks, convertibles and investment-grade bonds all experienced worst drawdowns for the year of between 5% and 6%--a fairly mild range for equity-based strategies but steep indeed for supposedly low-risk fixed-income securities.  The bond market’s bracing for a reduction in Fed easing was the main culprit to the relative volatility in bonds. Notably, equities held fairly steady during the summer, and convertibles benefitted from their hybrid vigor, drawing more from the strength of stocks than from the selling in bonds. The Miller Convertible Fund experienced a maximum drawdown of only 4.58%.

As noted earlier, we expect our exclusive investment in short and intermediate bonds and cash to underperform both equities and convertible benchmarks during periods such as this.  Our strategy avoids purchasing the most equity-sensitive parts of the convertible market, such as preferred shares, long-dated bonds without put options, and high-dollar-priced, stock-substitute bonds of any maturity.  A critical part of our strategy involves keeping the “average” bond in our portfolio looking as much as possible like a newly-issued convertible bond, with the favorable risk/reward skew that accompanies such a bond.  The average price in our portfolio was 110.58% of par at the end of the period, while the average price in the benchmark V0A0 index, was well above 150% in the latter part of the period.

Flows and Issuance

One of the most encouraging aspects of 2013 for convertible investors was the return of a healthy new-issue calendar. For the twelve months ended October 31, 2013, according to Barclays’ new domestic issuance totaled $39.8 billion, or slightly more than twice the previous period.  Barclays’ data also showed that $45.6 billion in convertible paper left the market primarily via redemptions and maturities.  But issuance was increasing sharply late in the year, and the speed of paper leaving the market is expected to drop markedly, because of the falloff in issuance in the wake of the financial crisis.  A large amount of this year’s redemptions came from 7-year bonds issued in 2006 and 5-year bonds from 2008, two popular varieties from bumper crops of convertibles.  Trends suggest that in 2014 issuance may exceed redemptions for the first time since the crisis brought on the Fed’s zero-rate policy.

Comments on Selected Holdings

As you would expect in any year, some of our positions worked as well or better than we had hoped, while others presented unexpected challenges.  We think it is not a coincidence that two of our best performers this year had difficulties last year—one of them even being a “leading” lowlight. Indeed, one of the virtues of investing in convertibles is that it’s much easier to stick with a holding when your focus is simply on the company remaining solvent, instead of needing the stock market to agree with you. Don’t get us wrong—we love it when the market comes around to seeing something our way after we’ve accumulated a position at attractive levels.  But we never invest with the idea that the market will be there for us.

Here are some highlights and lowlights from the twelve months ended October 31, 2013:

HIGHLIGHTS…

•

GT Advanced Technologies, Inc. 3% of 10/1/2017 (2.7% of portfolio at 10/31/13)

Previously a photovoltaic cell manufacturer for the solar industry, GTAT has invested heavily to diversify its product offering, primarily in sapphire substrates. These sapphire wafers have applications in touch-screen technologies, and GTAT scored a huge win this year after the iPhone 5s featured a sapphire screen over its fingerprint scanner.

The GTAT bonds returned just under 40%, or well over half the 73% performance of the underlying stock, for the period.

•

Green Plains Renewable Energy, Inc. 5.75% of 11/1/2015  (2.6% of portfolio at 10/31/13)

GPRE’s year was highlighted by favorable conditions in the ethanol market from low corn prices, the EPA’s approval of E-15 ethanol fuel mix, the success of the company’s unit train terminal in Birmingham, AL, and the margin improvements from the implementation of corn oil extraction technology across GPRE’s ethanol plants.

GPRE’s convertible returned 57% for the year; the underlying stock gained 109%.

•

Wabash National Corp. 3.375% of 5/1/2018 (2.1% of portfolio at 10/31/13)

Wabash enjoyed a great year due to built-up demand for trailers caused by carriers choosing to not update their fleets during the recession. The current U.S. fleet is the oldest in history (average trailer age of 8.5 years), and with stricter government regulations in trailer safety and fuel economy, this strong demand cycle may continue through 2016.

WNC’s convertible returned just over 38% for the period, or nearly 45% of the 85% gain in the underlying stock.

•

United Therapeutics Corp. 1% of 9/15/2016 (2.0% of portfolio at 10/31/13)

UTHR had strong earnings throughout the year, driven by key product Remodulin, which is an injectable formulation of treprostinil used in the treatment for pulmonary arterial hypertension (PAH). With the approval of Tyvaso (an inhaled version of treprostinil) earlier this year, and ongoing testing on an extended release injectable form, we believe the company is well positioned to continue its growth within the PAH market.

UTHR’s convertible returned 64%, or better than two-thirds of the 94% gain in the underlying stock.

…AND LOWLIGHTS

•

Tower Group International 5% of 9/15/2014 (was 0.6% of portfolio at 9/19/13 when sold)

On August 7, Tower announced it would be delaying its second-quarter earnings release to address matters regarding its loss reserve estimates. After many press releases, rumors that the company was for sale, and general continuing uncertainty, the company finally released its second-quarter earnings on November 26th. The loss adjustment expense reserves ended up being $326.7 million, much greater than the figures estimated in the August press release. Subsequent announcements showed that even the November reserves were insufficient.

TWGP’s convertible lost 3.85% during the 12-month period, or only about 5% of the 76% loss sustained by the insurance company’s common stock. We sold the bonds when we became convinced that the company’s financial statements could not be relied upon.

•

Titan Machinery, Inc. 3.75% of 5/1/2019 (2.6% of portfolio at 10/31/13)

Overall weakness in the company’s Construction Equipment segment and equipment margin pressures in the Agricultural segment were catalysts for the company’s poor performance this year.

TITN’s convertible lost 0.47% during the 12-month period while the underlying shares fell by over 25%. This equipment distributor continues to be profitable despite the challenges, with the relative performance of the bonds confirming this.

•

Royal Gold 2.875% of 6/15/2019 (1.0% of portfolio at 10/31/13)

Despite FY2013 being Royal Gold’s 12th consecutive year of record revenues, poor conditions in the gold market led to RGLD’s disappointing performance.  Gold mining shares (or in RGLD’s case, the shares of a company managing gold royalties) tend to be more volatile than the underlying commodity and RGLD was no exception. Its decline even with dividends of 45% was nearly twice the drop in gold itself.

RGLD’s convertibles fell 14.6%--not a good performance by any stretch, but only about a third of the loss turned in by the stock.

•

Nuance Communications, Inc. 2.875% of 11/1/2031 (putable 11/1/2017) (0.3% of portfolio at 10/31/13)

Nuance has struggled as it attempts to switch from an installed-license model to a cloud-based subscription model. The company has also suffered from slowness in the PC market and in Europe.  Carl Icahn, however, has recently taken a stake.

The NUAN convertibles had a negative total return of just under 8.5% during the period, less than a third of the 30% loss sustained by the underlying stock.

While we are grateful for an outstanding 2013, we do not expect a repeat of this performance Nonetheless, we do not believe in market timing. We continue to believe bond funds that exclusively invest in convertible bonds as among the best opportunities for capital preservation and upside potential through full market cycles encompassing bull and bear phases.  As always, we thank you for your confidence and trust in our management.

Sincerely,

Greg Miller, Co-Portfolio Manager

Michael Miller, Co-Portfolio Manager

1 The Barclay’s Aggregate Bond Index is a market capitalization-weighted index often used to represent investment grade bonds being traded in the United States.

2 The Bank of America-Merrill Lynch High Yield Index (H0A0) is a commonly used index for high yield corporate bonds.

3The Standard and Poor’s 500 Total Return Index is a free-float capitalization-weighted index, based on the common stock prices of 500 top publicly traded American companies, as determined by S&P – and considered by many to be the best representation of the market.

4 The Bank of America/Merrill Lynch All Convertibles Ex Mandatory Index (V0A0) represents all US convertibles, excluding mandatory convertibles, small issues and bankruptcies.

5 The Russell 2000 Total Return Index is a common benchmark for small cap investing, and is comprised of the 2,000 smallest capitalization companies from the Russell 3000 Index.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

3146-NLD-12/27/2013

Miller Convertible Fund

PERFORMANCE OF A $10,000 INVESTMENT

Since Inception through October 31, 2013

Annualized Total Returns as of October 31, 2013
			Since Inception*	Since Inception**
	One Year	Five Year	(Class A and I)	(Class C)
Miller Convertible Fund:
Class A, without sales charge	20.33%	13.98%	6.78%	─
Class A, with sales charge of 5.75%	13.44%	12.62%	5.71%	─
Class I	20.95%	14.59%	7.39%	─
Class C	19.77%	N/A	─	8.86%
ML All Conv Ex Mandatory Index	23.82%	17.58%	7.44%	12.80%

    * Class A and Class I shares commenced operations on December 27, 2007.

  ** Class C shares commenced operations on December 1, 2009.

The Merrill Lynch All Convertible Excluding Mandatory Index measures the performance of convertible securities of all corporate sectors with as a pair amount of $25 million or more and a maturity of at least one year and excludes preferred equity redemption stocks and converted securities. Investors cannot directly invest in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s total gross annual operating expenses, including underlying funds for Class A, Class I, and Class C, shares are 1.50%, 1.00%, and 2.00% respectively. The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares.  For performance information current to the most recent month-end, please call 1-877-441-4434.

Miller Convertible Fund
PORTFOLIO OF INVESTMENTS
October 31, 2013
Security	Principal Amount	Interest Rate (%)		Maturity Date	Value

CONVERTIBLE BONDS - 94.20%
AEROSPACE/DEFENSE - 0.28%
AAR Corp.	$ 1,000,000	2.2500		3/1/2016	$ 1,084,375

AIRLINES - 0.39%
JetBlue Airways Corp.	1,000,000	6.7500		10/15/2039	1,536,875

APPAREL - 0.33%
Iconix Brand Group, Inc. - 144A	1,000,000	1.5000		3/15/2018	1,285,000

AUTO MANUFACTURERS - 1.96%
Wabash National Corp.	6,000,000	3.3750		5/1/2018	7,698,750

BANKS - 8.59%
Goldman Sachs Group, Inc.	4,000,000	0.0000		3/28/2016	5,537,900
Wells Fargo & Co.	7,200,000	0.0000		1/24/2020	7,110,000
Wells Fargo & Co.	2,800,000	0.0000		6/17/2020	2,765,000
Wells Fargo & Co.	9,500,000	0.0000		6/5/2020	9,196,950
Wells Fargo & Co.	9,500,000	0.0000		6/17/2020	9,089,600
					33,699,450
BIOTECHNOLOGY - 3.99%
Cubist Pharmaceuticals, Inc. - 144A	7,500,000	1.8750		9/1/2020	8,076,563
United Therapeutics Corp.	4,000,000	1.0000		9/15/2016	7,577,500
					15,654,063
BUILDING MATERIALS - 0.29%
Griffon Corp. - 144A	1,000,000	4.0000		1/15/2017	1,149,375

COMPUTERS - 5.13%
SanDisk Corp. - 144A	9,000,000	0.5000		10/15/2020	9,213,750
Spansion LLC - 144A	10,000,000	2.0000		9/1/2020	10,918,750
					20,132,500
DISTRIBUTION/WHOLESALE - 2.48%
Titan Machinery, Inc.	11,000,000	3.7500		5/1/2019	9,721,250

DIVERSIFIED FINANCIAL SERVICES - 4.78%
BGC Partners, Inc.	4,000,000	4.5000		7/15/2016	4,132,500
Encore Capital Group, Inc. - 144A	7,000,000	3.0000		7/1/2020	8,745,625
Portfolio Recovery Associates, Inc. - 144A	5,000,000	3.0000		8/1/2020	5,875,000
					18,753,125
ENERGY-ALTERNATE SOURCES - 2.41%
Green Plains Renewable Energy, Inc. - 144A	9,000,000	3.2500		10/1/2018	9,455,625

HEALTHCARE-PRODUCTS - 3.52%
Alere, Inc.	1,000,000	3.0000		5/15/2016	1,096,875
Hologic, Inc.	1,000,000	2.0000	+	3/1/2042	1,048,125
Integra Lifesciences Hld.	11,000,000	1.6250		12/15/2016	11,680,625
					13,825,625
HEALTHCARE-SERVICES - 0.78%
Molina Healthcare, Inc. - 144A	3,000,000	1.1250		1/15/2020	3,069,375
					3,069,375

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2013
Security	Principal Amount	Interest Rate (%)	Maturity Date	Value

HOME BUILDERS - 5.58%
M/I Homes, Inc.	$ 9,500,000	3.0000	3/1/2018	$ 9,880,000
Meritage Homes Corp.	5,000,000	1.8750	9/15/2032	5,528,125
Ryland Group, Inc.	7,000,000	0.2500	6/1/2019	6,510,000
				21,918,125
HOUSEHOLD PRODUCTS - 0.88%
Jarden Corp. - 144A	3,000,000	1.5000	6/15/2019	3,435,000

INTERNET - 4.03%
Blucora, Inc. - 144A	3,000,000	4.2500	4/1/2019	3,849,375
BroadSoft, Inc.	7,000,000	1.5000	7/1/2018	7,616,875
Priceline.com, Inc. - 144A	3,000,000	0.3500	6/15/2020	3,285,000
Shutterfly, Inc. - 144A	1,000,000	0.2500	5/15/2018	1,068,125
				15,819,375
INVESTMENT COMPANIES - 6.09%
Ares Capital Corp. - 144A	9,000,000	4.3750	1/15/2019	9,033,750
BlackRock Kelso Capital Corp. - 144A	1,500,000	5.5000	2/15/2018	1,534,688
KCAP Financial, Inc.	1,500,000	8.7500	3/15/2016	1,745,625
TICC Capital Corp. - 144A	11,000,000	7.5000	11/1/2017	11,584,375
				23,898,438
MACHINERY-DIVERSIFIED - 1.32%
Altra Holdings, Inc.	4,000,000	2.7500	3/1/2031	5,175,000

METAL FABRICATE/HARDWARE - 0.36%
RTI International Metals, Inc.	1,300,000	1.6250	10/15/2019	1,402,375

MINING - 3.14%
NorthGate Exploration Ltd.	4,000,000	3.5000	10/1/2016	3,845,000
Horsehead Holding Corp.	4,000,000	3.8000	7/1/2017	4,652,500
Royal Gold, Inc.	4,000,000	2.8750	6/15/2019	3,822,500
				12,320,000
MISCELLANEOUS MANUFACTURING - 0.66%
Trinity Industries, Inc.	2,000,000	3.8750	6/1/2036	2,603,750

OIL & GAS - 1.36%
Chesapeake Energy Corp.	2,000,000	2.5000	5/15/2037	2,040,000
Stone Energy Corp.	3,000,000	1.7500	3/1/2017	3,294,375
				5,334,375
OIL & GAS SERVICES - 1.63%
Hornbeck Offshore Services, Inc.	2,000,000	1.5000	9/1/2019	2,538,750
SEACOR Holdings, Inc. - 144A	3,000,000	2.5000	12/15/2027	3,871,875
				6,410,625
PHARMACEUTICALS - 3.32%
Auxilium Pharmaceuticals, Inc.	5,000,000	1.5000	7/15/2018	5,131,250
Salix Pharmaceuticals Ltd.	6,000,000	1.5000	3/15/2019	7,886,250
				13,017,500
PRIVATE EQUITY - 2.01%
Hercules Technology Growth Capital, Inc.	6,000,000	6.0000	4/15/2016	7,905,000

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2013
Security	Principal Amount	Interest Rate (%)		Maturity Date	Value

REAL ESTATE - 0.60%
Forestar Group, Inc.	$ 2,000,000	3.7500		3/1/2020	$ 2,371,250

REITS - 15.63%
American Realty Capital Properties, Inc.	9,000,000	3.0000		8/1/2018	9,151,875
Campus Crest Communities, Inc. - 144A	10,000,000	4.7500		10/15/2018	10,287,500
Extra Space Storage LP - 144A	3,000,000	2.3750		7/1/2033	3,030,000
IAS Operating Partnership LP - 144A	11,000,000	5.0000		3/15/2018	10,353,750
Pennymac Corp. - 144A	8,000,000	5.3750		5/1/2020	7,795,000
Redwood Trust, Inc.	4,000,000	4.6250		4/15/2018	4,055,000
Resource Capital Corp.	10,000,000	6.0000		12/1/2018	10,212,500
Starwood Property Trust, Inc.	3,000,000	4.0000		1/15/2019	3,219,375
Starwood Property Trust, Inc.	3,000,000	4.5500		3/1/2018	3,223,125
					61,328,125
SEMICONDUCTORS - 7.71%
GT Advanced Technologies, Inc.	8,000,000	3.0000		10/1/2017	9,930,000
Lam Research Corp.	2,000,000	1.2500		5/15/2018	2,505,000
ON Semiconductor Corp.	7,000,000	2.6250		12/15/2026	7,590,625
Photronics, Inc.	6,000,000	3.2500		4/1/2016	6,873,750
Rudolph Technologies, Inc. - 144A	3,000,000	3.7500		7/15/2016	3,350,625
					30,250,000
SOFTWARE - 0.86%
Bottomline Technologies, Inc.	500,000	1.5000		12/1/2017	620,312
CSG Systems International, Inc. - 144A	500,000	3.0000		3/1/2017	652,500
Nuance Communications, Inc.	1,000,000	2.7500		11/1/2031	981,250
Take-Two Interactive Software, Inc.	1,000,000	1.0000		7/1/2018	1,111,250
					3,365,312
TELECOMMUNICATIONS - 1.88%
JDS Uniphase Corp. - 144A	7,000,000	0.6250		8/15/2033	7,380,625

TRUCKING & LEASING - 2.23%
Greenbrier Cos, Inc.	8,000,000	3.5000		4/1/2018	8,745,000

TOTAL CONVERTIBLE BONDS					369,745,263
( Cost - $350,018,324)

SHORT-TERM INVESTMENTS - 6.21%
MONEY MARKET FUND - 6.21%
Milestone Treasury Obligations Portfolio	24,369,078	0.0000	+		24,369,078
TOTAL SHORT-TERM INVESTMENTS					24,369,078
( Cost - $24,369,078)

TOTAL INVESTMENTS - 100.41%
( Cost - $377,860,181) (a)					394,114,341
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.41) %					(1,616,034)
NET ASSETS - 100.00%					$ 392,498,307

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2013

TOTAL RETURN SWAP		Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)
Agreement with ReFlow Fund, LLC dated March 1, 2013 to receive total return of the Fund, based on its daily change in NAV less USD-1M LIBOR plus an annualized spread of 2.45%.		$ 15,000,000	3/1/2014	$ 10,080
______________
+ Adjustable rate security. Interest rate is as of October 31, 2013.
144A- Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. Total 144A securities amounted to 35.24% of net assets as of October 31, 2013.

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $376,066,532 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

			Unrealized Appreciation:	$ 24,374,138
			Unrealized Depreciation:	(6,326,329)
		Net Unrealized Appreciation:		$ 18,047,809

PORTFOLIO ANALYSIS (Unaudited)
As of October 31, 2013
	% of Net
Sector	Assets
Financial	37.70%
Technology	13.69%
Consumer, Non-Cyclical	12.48%
Consumer, Cyclical	10.74%
Short-Term Investments	6.21%
Communications	5.91%
Energy	5.40%
Industrial	5.14%
Basic Materials	3.14%
Liabilities in Excess of Other Assets	(0.41)%
	100.00%

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2013

Assets:
Investments in Securities at Value (identified cost $377,860,181)	$ 394,114,341
Interest Receivable	2,340,332
Receivable from Fund Shares Sold	1,453,827
Receivable for Open Swap Contracts	10,080
Prepaid Expenses and Other Assets	59,569
Total Assets	397,978,149

Liabilities:
Redemptions Payable	455,851
Payable for Securities Purchased	4,566,594
Accrued Advisory Fees	238,689
Accrued Distribution Fees	125,486
Accrued Fees Payable to Other Affiliates	24,722
Accrued Expenses and Other Liabilities	68,500
Total Liabilities	5,479,842

Net Assets	$ 392,498,307

Composition of Net Assets:
At October 31, 2013, Net Assets consisted of:
Paid-in-Capital	$ 357,620,286
Accumulated Net Investment Income	2,560,895
Accumulated Net Realized Gain from Security Transactions	16,052,886
Net Unrealized Appreciation on:
Investments	16,254,160
Swaps	10,080
Net Assets	$ 392,498,307

Net Asset Value Per Share
Class A Shares
Net Assets	$ 219,218,200
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	17,468,705
Net Asset Value and Redemption Price per Share	$ 12.55
($219,218,200 / 17,468,705)
Maximum Offering Price Per Share ($12.55 / .9425)	$ 13.32

Class I Shares
Net Assets	$ 129,281,928
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	10,269,649
Net Asset Value; Offering and Redemption Price per Share	$ 12.59
($129,281,928 / 10,269,649)

Class C Shares
Net Assets	$ 43,998,179
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	3,520,419
Net Asset Value; Offering and Redemption Price per Share	$ 12.50
($43,998,179 / 3,520,419)

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2013

Investment Income:
Interest Income	$ 13,190,421
Total Investment Income	13,190,421

Expenses:
Investment Advisory Fees	2,336,031
Distribution Fees (Class A)	831,829
Distribution Fees (Class C)	345,216
Transfer Agent Fees	182,488
Administration Fees	145,294
Registration & Filing Fees	90,691
Non 12b-1 Shareholder Servicing Fees	70,206
Custody Fees	55,438
Trustees' Fees	53,355
Audit Fees	43,086
Printing Expense	39,892
Legal Fees	34,547
Insurance Expense	28,740
Chief Compliance Officer Fees	21,329
Miscellaneous Expenses	4,998
Total Expenses	4,283,140
Less: Fees waived by the Adviser for Class NF Shares	(338,361)
Net Expenses	3,944,779
Net Investment Income	9,245,642

Net Realized and Unrealized Gain on Investments:
Net Realized Gain on:
Investments	26,046,696
Swaps	1,960,566
Total Net Realized Gain	28,007,262
Net Change in Unrealized Appreciation on:
Investments	20,652,483
Swaps	86,188
Total Net Change in Unrealized Appreciation	20,738,671
Net Realized and Unrealized Gain on Investments	48,745,933

Net Increase in Net Assets Resulting From Operations	$ 57,991,575

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	October 31, 2013	October 31, 2012
Operations:
Net Investment Income	$ 9,245,642	$ 7,154,405
Net Realized Gain (Loss) on Investments and Swaps	28,007,262	(1,694,591)
Net Change in Unrealized Appreciation on
Investments and Swaps	20,738,671	8,706,787
Net Increase in Net Assets
Resulting From Operations	57,991,575	14,166,601

Distributions to Shareholders From:
Net Investment Income
Class A ($0.30 and $0.24 per share, respectively)	(4,267,052)	(4,374,983)
Class I ($0.36 and $0.32 per share, respectively)	(2,343,584)	(1,529,225)
Class C ($0.26 and $0.18 per share, respectively)	(770,090)	(495,490)
Class NF ($0.35 and $0.43 per share, respectively)	(1,309,718)	(1,188,519)
	(8,690,444)	(7,588,217)
Net Realized Gains
Class A ($0.00 and $0.30 per share, respectively)	-	(5,803,606)
Class I ($0.00 and $0.30 per share, respectively)	-	(1,230,146)
Class C ($0.00 and $0.30 per share, respectively)	-	(798,962)
Class NF ($0.00 and $0.30 per share, respectively)	-	(728,879)
	-	(8,561,593)
Total Distributions to Shareholders	(8,690,444)	(16,149,810)

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued (8,259,108 and 6,606,003 shares, respectively)	98,219,245	70,988,116
Distributions Reinvested (314,240 and 812,450 shares, respectively)	3,717,808	8,494,418
Cost of Shares Redeemed (6,582,582 and 11,798,076 shares, respectively)	(75,141,198)	(126,820,682)
Total Class A Shares	26,795,855	(47,338,148)
Class I
Proceeds from Shares Issued (7,207,873 and 3,830,863 shares, respectively)	85,997,021	41,500,848
Distributions Reinvested (131,544 and 222,737 shares, respectively)	1,558,724	2,345,570
Cost of Shares Redeemed (2,418,626 and 2,554,713 shares, respectively)	(27,784,297)	(27,452,121)
Total Class I Shares	59,771,448	16,394,297
Class C
Proceeds from Shares Issued (1,091,607 and 944,209 shares, respectively)	12,978,981	10,174,874
Distributions Reinvested (59,802 and 115,558 shares, respectively)	704,210	1,204,471
Cost of Shares Redeemed (522,558 and 783,659 shares, respectively)	(5,976,428)	(8,402,035)
Total Class C Shares	7,706,763	2,977,310
Class NF
Proceeds from Shares Issued (1,844,434 and 1,510,346 shares, respectively)	21,351,094	16,306,908
Distributions Reinvested (103,185 and 164,682 shares, respectively)	1,195,401	1,738,779
Cost of Shares Redeemed (5,290,168 and 842,949 shares, respectively)	(63,207,755)	(9,091,736)
Total Class NF Shares	(40,661,260)	8,953,951
Total Beneficial Interest Transactions	53,612,806	(19,012,590)

Increase (Decrease) in Net Assets	102,913,937	(20,995,799)

Net Assets:
Beginning of Year	289,584,370	310,580,169
End of Year (Includes accumulated net investment income of
$2,560,895 and distributions in excess of net investment income (loss)
of ($867,160), respectively)	$ 392,498,307	$ 289,584,370

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A

	Year Ended
	2013	2012	2011		2010		2009

Net Asset Value, Beginning of Period	$ 10.70	$ 10.76	$ 11.22		$ 10.09		$ 7.63
Increase from operations:
Net investment income (a)	0.31	0.23	0.13		0.27		0.38
Net gain (loss) from securities
(both realized and unrealized)	1.84	0.25	(0.24)		1.25		2.17
Total from operations	2.15	0.48	(0.11)		1.52		2.55
Distributions to shareholders from:
Net investment income	(0.30)	(0.24)	(0.32)		(0.39)		(0.09)
Net realized loss	-	(0.30)	(0.03)		-		-
Total distributions	(0.30)	(0.54)	(0.35)		(0.39)		(0.09)

Net Asset Value, End of Period	$ 12.55	$ 10.70	$ 10.76		$ 11.22		$ 10.09

Total Return (b)	20.33%	4.18%	(0.92)%		15.36%		33.75%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 219,218	$ 165,595	$ 213,763		$ 116,490		$ 57,730
Ratio of expenses to average net assets,
before reimbursement/recapture	1.50%	1.48%	1.48%		1.68%		1.95%	(c)
net of reimbursement/recapture	1.50%	1.48%	1.53%	(d)	1.75%	(d)	1.75%	(c)
Ratio of net investment income
to average net assets	2.69%	2.12%	1.17%	(d)	2.59%	(d)	4.17%	(c)
Portfolio turnover rate	104%	59%	69%		84%		60%

__________

(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of the expenses during certain periods, total returns would have been lower.
(c) Annualized.
(d) Such ratio includes Adviser's recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class I

	Year Ended
	2013	2012	2011		2010		2009

Net Asset Value, Beginning of Period	$ 10.73	$ 10.82	$ 11.29		$ 10.19		$ 7.68
Increase from operations:
Net investment income (a)	0.37	0.28	0.19		0.34		0.44
Net gain (loss) from securities
(both realized and unrealized)	1.85	0.25	(0.23)		1.25		2.18
Total from operations	2.22	0.53	(0.04)		1.59		2.62
Distributions to shareholders from:
Net investment income	(0.36)	(0.32)	(0.40)		(0.49)		(0.11)
Net realized loss	-	(0.30)	(0.03)		-		-
Total distributions	(0.36)	(0.62)	(0.43)		(0.49)		(0.11)

Net Asset Value, End of Period	$ 12.59	$ 10.73	$ 10.82		$ 11.29		$ 10.19

Total Return (b)	20.95%	4.79%	(0.39)%		16.07%		34.48%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 129,282	$ 57,387	$ 41,666		$ 21,512		$ 9,744
Ratio of expenses to average net assets,
before reimbursement/recapture	1.00%	0.98%	0.98%		1.18%		1.65%	(c)
net of reimbursement/recapture	1.00%	0.98%	1.00%	(d)	1.18%	(d)	1.21%	(c)
Ratio of net investment income
to average net assets	3.19%	2.62%	1.70%	(d)	3.18%	(d)	4.69%	(c)
Portfolio turnover rate	104%	59%	69%		84%		60%

__________

(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of the expenses during certain periods, total returns would have been lower.
(c) Annualized.
(d) Such ratio includes Adviser's recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class C
				December 1, 2009 *
	Year Ended			Through
	2013	2012	2011	October 31, 2010

Net Asset Value, Beginning of Period	$ 10.67	$ 10.73	$ 11.17	$ 10.23
Increase from operations:
Net investment income (a)	0.25	0.17	0.08	0.31
Net gain (loss) from securities
(both realized and unrealized)	1.84	0.25	(0.23)	1.03
Total from operations	2.09	0.42	(0.15)	1.34
Distributions to shareholders from:
Net investment income	(0.26)	(0.18)	(0.26)	(0.40)
Net realized loss	-	(0.30)	(0.03)	-
Total distributions	(0.26)	(0.48)	(0.29)	(0.40)

Net Asset Value, End of Period	$ 12.50	$ 10.67	$ 10.73	$ 11.17

Total Return (b)	19.77%	5.35%	(1.27)%	13.45%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 43,998	$ 30,855	$ 28,056	$ 9,821
Ratio of expenses to average net assets,
before reimbursement	2.00%	1.98%	1.98%	2.20%	(c)
net of reimbursement	2.00%	1.98%	1.98%	2.20%	(c)
Ratio of net investment income
to average net assets	2.19%	1.62%	0.72%	2.34%	(c)
Portfolio turnover rate	104%	59%	69%	84%

__________
*Commencement of Operations
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(c) Annualized.

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2013

1.

ORGANIZATION

The Miller Convertible Fund (the "Fund") is a series of shares of beneficial interest of Miller Investment Trust (the “Trust”), a Delaware statutory trust organized on September 28, 2007. The Trust is registered as an open-end management investment company.  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund’s investment objective is to maximize total return while keeping volatility low and preserving principal. The Fund issues three classes of shares designated as Class A, Class I and Class C.  Class I and Class C shares are offered at net asset value.  Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges.   All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Class A and Class I shares commenced operations on December 27, 2007.  Class C shares commenced operations on December 1, 2009.  The Fund offered Class NF shares until August 14, 2013.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period.  Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

Security Valuation – The Fund’s securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Miller Convertible Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2013

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participate would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of October 31, 2013 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities:
Convertible Bonds*	$ -	$ 369,745,263	$ -	$ 369,745,263
Short-Term Investments	24,369,078	-	-	24,369,078
Total Investments in Securities	$ 24,369,078	$ 369,745,263	$ -	$ 394,114,341
Total Return Swap**	$ -	$ 10,080	$ -	$ 10,080

        There were no transfers between Level 1, Level 2, and Level 3 during the current reporting period. It is the Fund’s policy to record transfers into or out of any Level during the current period presented.

        *Please refer to the Schedule of Investments for Industry classifications.

        **Represents variation margin on the last day of the reporting period.

Derivative Transactions – The Fund may enter into total return swaps.  Total return swaps are agreements that provide the Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate.  The difference in the value of these income streams is recorded daily by the Fund, and is settled in cash at the end of each month.  The fee paid by the Fund will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate.  In addition, if the underlying asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty.  Total return swaps could result in losses if the underlying asset does not perform as anticipated by the Adviser. Wellesley Investment Advisors, Inc. serves as the Fund’s Investment Adviser (the “Adviser”).  The Fund may use its own net asset value as the underlying asset in a total return swap.  This strategy serves to reduce cash drag (the impact of cash on the Fund’s overall return) by replacing it with the impact of market exposure based upon the Fund’s own investment holdings.  The Fund records fluctuations in the value of open swap contracts on a daily basis as unrealized gains or losses. Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities.  The Fund values the total return swaps in which it enters based on a formula of the underlying asset’s nightly value, USD-1M LIBOR-BBA and an annual fee or various agreed upon inputs.

During the year ended October 31, 2013, the Fund invested in total return swaps.  The total return swaps can be found on the Statement of Assets and Liabilities under receivable for open swap contracts.  At October 31, 2013, the receivable for open swap contracts was $10,080.  For the year ended October 31, 2013, the net realized gain on swaps was $1,960,566 and the net change in unrealized appreciation was $86,188.

The average notional value of total return swaps that the Fund invested in during the year ended October 31, 2013 was $14,084,146.

Miller Convertible Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2013

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Withholding taxes on foreign dividends, if any, have been provided for in accordance with Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Common expenses, income and gains and losses are allocated daily among share classes of the Fund based on the relative proportion of net assets represented by each class. Class specific expenses are charged directly to the responsible class of shares of the Fund.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions on returns filed for fiscal year ends (2010-2012), or expected to be taken in the Fund’s current fiscal year end return, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.  The Fund identifies its major tax jurisdictions as U.S. Federal and Massachusetts State.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2013, the Fund did not incur any interest or penalties.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date.  The Fund will declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that has not yet occurred.  However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

Legal –  On December 1, 2011, Miller Investment Trust, on behalf of the Miller Convertible Fund (the "Fund"), filed a civil suit against Morgan Stanley & Co. Incorporated and KPMG, a Hong Kong partnership, seeking to recover damages for losses suffered related to an investment by the Fund in convertible debt issued by ShengdaTech, Inc. ("ShengdaTech").  Morgan Stanley & Co. served as the underwriter of the debt pursuant to offering documents issued December 10, 2010.  KPMG Hong Kong served as ShengdaTech's auditor for fiscal years 2008 through 2010.  On June 26, 2012, the Fund also filed a civil suit against the officers and directors of ShengdaTech and Hansen, Barnett & Maxwell, P.C. (“Hansen”), ShengdaTech's auditor for fiscal year 2007, seeking to recover against these defendants damages for losses suffered from this same investment.  Hansen has since been dismissed from the action. Fund shareholders do not bear any direct expense related to the suits because counsel for the Fund is performing services on a contingency fee basis by which it would be paid a portion of any damages recovered. Management of Miller Investment Trust does not believe an estimate of the likelihood of prevailing in any of these suits can be made, nor an estimate of the financial effect on the Fund if it were to prevail in any of these suits.

Miller Convertible Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2013

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The business activities of the Fund are supervised under the direction of the Board, which is responsible for the overall management of the Fund. The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services.

Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund.  For the year ended October 31, 2013, the Adviser earned advisory fees of $2,336,031.

The Adviser had contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses, at least until February 28, 2014 for Class NF, so that the total annual operating expenses of the Fund (excluding brokerage fees and commissions, borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses) do not exceed 0.00% of the average daily net. Prior to March 1, 2009, the Adviser had contractually agreed to limit the total annual expense ratio of Class I shares to 1.00% of its average daily net assets. Prior to February 28, 2012, the Adviser had contractually agreed to limit the total annual expense ratio of Class A, Class I, and Class C shares to 1.75%, 1.25% and 2.25%, respectively, of its average daily net assets. During the year ended October 31, 2013, the Adviser reimbursed expenses of $338,361 on Class NF.

With the exception of Class NF, waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of the fiscal year in which the amounts were waived or recouped. As of October 31, 2013, the Adviser has fully recaptured all prior period expense reimbursement payments made to the Fund.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, transfer agency and custody administration services to the Fund.

Northern Lights Compliance Services, LLC  (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

An officer of the Fund is also an officer of NLCS.  In addition, certain affiliates of NLCS provide ancillary services to the Fund as follows:

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board has adopted, on behalf of the Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Prior to April 1, 2009, Class A shares paid 0.25% per year of its average daily net assets for such distribution and shareholder service activities.  Subsequent to such date and pursuant to a shareholder vote, the Distribution Plan was amended to increase the annual rate to 0.50%.  Class C pays 1.00% per year of its average daily net assets for distribution and shareholder service activities under the Plan.  For the year ended October 31, 2013, the Fund incurred distribution fees of $831,829 and $345,216 for Class A shares and Class C shares, respectively.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, GemCom receives customary fees from the Fund.

Miller Convertible Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2013

4.

INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the year ended October 31, 2013, amounted to $351,334,548 and $302,908,933, respectively.

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the following periods was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2013	October 31, 2012
Ordinary Income	$ 8,690,444	$ 10,356,892
Long-Term Capital Gain	-	5,059,823
Return of Capital	-	733,095
	$ 8,690,444	$ 16,149,810

As of October 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Late		Total
Ordinary	Long-Term	Loss	Year	Unrealized	Accumulated
Income	Capital Gains	Carry Forward	Losses	Appreciation	Deficits
$ 1,861,050	$ 14,969,162	$ -	$ -	$ 18,047,809	$ 34,878,021

The difference between book basis and tax basis distributable earnings and unrealized appreciation is primarily attributable to the tax income on contingent convertible debt securities, the mark-to market on open swap contracts and the tax deferral of losses on wash sales.

Permanent book and tax differences primarily attributable to tax treatment on contingent convertible debt securities, non-deductible expenses and equalization debits resulted in reclassification for the period ended October 31, 2013 as follows:

Paid in	Undistributed Net	Accumulated Net Realized
Capital	Investment Income	Loss from Security Transactions
$ 7,716,898	$ 2,872,857	$ (10,589,755)

6.

NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

7.

 SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Miller Convertible Fund:

We have audited the accompanying statement of assets and liabilities of the Miller Convertible Fund (the "Fund"), including the portfolio of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended prior to October 31, 2011 were audited by other auditors, whose report, dated December 30, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Miller Convertible Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

December 30, 2013

Miller Convertible Fund
TRUSTEES AND OFFICERS (Unaudited)
October 31, 2013

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The term of office of each Trustee listed below will continue indefinitely.

Independent Trustees:

Name, Address and Age Position Held with Fund	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee
Neal Chorney Year of Birth: 1948 c/o Sunrise Financial Group 900 Chapel Street, 6th Floor New Haven, CT 06510 Trustee* Since 2007	Vice President – Real Estate Investing & Property Management, Sunrise Financial LLC (2006 – Present) (commercial real estate lending); Vice President – Loan Review, The Bank of Southern Connecticut (2003 – 2006) (community bank); Self-Employed (2002 – 2003) (banking consultant)	1	None
Daniel Mainzer Year of Birth: 1963 c/o Flanigan, Cotillo & Mainzer, LLP 1881 Worcester Road, Suite 200 Framingham, MA 01701 Trustee* Since 2007	Partner, Flanigan, Cotillo & Mainzer, LLP (2010-present) Principal, KLR & Co (2009 –2010), Partner, Sullivan Shuman & Freedberg LLC (2002 – 2009) (certified public accounting firms)	1	None
Michael Blank Year of Birth: 1950 c/o Braintree Street Realty 119 Braintree Street, Suite 502 Boston, MA 02134 Trustee* Since 2009	Principal, Braintree Street Realty, LLC (1986-Present) President, Evanteal Properties (2011-Present)	1	Board of Directors JNF New England (2012-Present); Trustee, Rivermoor Realty Trust (1991-2011)

Interested Trustees and Officers:

Greg Miller*** Year of Birth: 1949 c/o Wellesley Investment Advisors, Inc. 20 William Street, Suite G-5 Wellesley, MA 02481 Trustee, President and Treasurer* Since 2007	Chief Executive Officer, Wellesley Investment Advisors, Inc. (1991 – Present) (registered investment advisory firm)	1	None

Miller Convertible Fund
TRUSTEES AND OFFICERS (Unaudited) (Continued)
October 31, 2013

Interested Trustees and Officers (Continued):

Name, Address and Age Position Held with Fund	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee
Darlene Murphy Year of Birth: 1962 c/o Wellesley Investment Advisors, Inc. 20 William Street, Suite G-5 Wellesley, MA 02481 Secretary* Since 2007	President/Director, Wellesley Investment Advisors, Inc. (1991 – Present) (registered investment advisory firm) President/Director, Sudbury Wealth Management. (2009 – 2010)	N/A	N/A
Michael J. Wagner Year of Birth: 1950 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 Chief Compliance Officer* Since 2007

 President (2006 – Present) and Senior Vice President (2004 – 2006), Northern Lights Compliance Services, LLC (provides CCO services to mutual funds); Vice President, GemCom, LLC (2004 – Present) (provides Edgar services to mutual funds); President (2004 – 2006) and Chief Operating Officer (2003 – 2006).

		N/A	N/A

*     The term of office will continue indefinitely.

**   The term “Fund Complex” refers to the Miller Investment Trust.

*** Greg Miller is an "interested person" of the Trust as that term is defined under the 1940 Act, because of his affiliation with Wellesley Investment Advisors, Inc. (the Funds' Advisor).

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-441-4434.

Miller Convertible Fund
DISCLOSURE OF FUND EXPENSES (Unaudited)
October 31, 2013

As a shareholder of the Fund you incur ongoing costs, including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During the Period* (5/1/13 to 10/31/13)
Actual
Class A	$1,000.00	$1,081.50	$ 7.87
Class I	$1,000.00	$1,083.80	$ 5.25
Class C	$1,000.00	$1,078.30	$10.48
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.64	$ 7.63
Class I	$1,000.00	$1,020.16	$ 5.09
Class C	$1,000.00	$1,015.12	$10.16

  *Expenses Paid During Period are equal to the Fund’s annualized expense ratio of 1.50% for Class A, 1.00% for Class I, and 2.00% for Class C  multiplied by the average account value over the period, multiplied by 184 days and divided by 365 (to reflect the number of days in the six-month period ended October 31, 2013).

Renewal of the Investment Advisory Agreement

In connection with a meeting of the Board of Trustees of the Trust held on October 18, 2013 (the “Meeting”), the Board, including the Independent Trustees, discussed the renewal of a Management Agreement (the “Agreement”) between the Trust and Wellesley Investment Advisors, Inc. (“the “Adviser”), on behalf of the Miller Convertible Fund (the “Fund”).  In considering whether the continuance of the Agreement was in the best interests of the Fund and its shareholders, the Board interviewed representatives of the Adviser and received materials specifically relating to the Agreement.  Both in the Meeting specifically focused upon the review of the Agreement and at other meetings, the Board, including the Independent Trustees, received information relating to the Adviser’s investment and management services under the Agreement.  This information included materials regarding:  (i) the investment performance of the Fund, including comparisons to the Fund’s benchmark and a peer group of funds selected by the Adviser from all convertible bond mutual funds with assets in excess of $25 million but less than $1 billion (“Peer Group”) as well as comparisons to a universe of funds consisting of the Fund and all other funds in the Morningstar category “Convertible Bonds,” as classified by the independent evaluation service, Morningstar, Inc. (“Morningstar Category”); (ii) the management fee rate and net expense ratio of the Fund as compared to the average management fee rates and net expense ratios of the Fund’s Peer Group and Morningstar Category; (iii) the investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements for the Fund; (iv) purchases and redemptions of the Fund’s shares; (v) the general investment outlook in the markets in which the Fund invests; (vi) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage; and (vii) the overall nature, quality and extent of services provided by the Adviser.

As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement.  The Board observed that there is a range of investment options available to shareholders of the Fund, including other mutual funds, and that the Fund’s shareholders have chosen to invest in the Fund.  The following summarizes matters considered by the Board in connection with its continuance of the Agreement.  However, the Board did not identify any single factor as all-important or controlling, each Trustee may have weighed certain factors differently, and the summary does not detail all the matters that were considered.

Nature, Extent and Quality of Services and Personnel.  The Board examined the nature, extent and quality of the services provided by the Adviser to the Fund.  The Independent Trustees also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations.  The Board considered information regarding the Adviser’s efforts in the area of compliance and investment processes.  The Trustees discussed the Adviser’s personnel, and the high level of service provided by them including managing the growth of Fund assets, which among other things requires specialized skill in sourcing sufficient suitable convertible securities in light of the Fund's growth.  The Board also discussed the financial strength of the Adviser and concluded that they are satisfied the Adviser has delivered a high quality of services to the Fund and its shareholders.  The Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had the investment management capabilities and personnel essential to performing its duties under the Agreement.

Performance.   The Trustees then reviewed the performance of the Fund from inception through September 30, 2013 noting the Fund had outperformed the Peer Group average and Morningstar Category Average since inception.   However, the Fund slightly underperformed its Morningstar category for the one-, three- and five-year periods ended September 30, 2013.  With respect to the Fund’s benchmark, the Merrill Lynch All Convertibles Ex Mandatory Index, the Board noted that the Fund underperformed relative to its benchmark for the one-, three- and five-year periods.  The Board discussed the Fund’s investment strategy and noted that the Adviser continues to follow the same strategy as it has in the past to achieve favorable risk-adjusted returns.  Mr. Miller stated that the goal of the Fund is to outperform over complete market cycles and as such will tend to underperform peers that take greater risk during bull markets.  Mr. Miller noted that the Fund’s portfolio is entirely invested in convertible bonds and, therefore, the Fund has a different risk profile than its Peer Group.  The Board concluded that the Fund’s performance was reasonable.

Fees and Expenses. The Trustees reviewed information comparing the fees paid by the Fund with the average fees paid by all other accounts managed by the Adviser, as well as the fees paid by funds in the Fund’s Peer Group and Morningstar Category.  The Board considered the Fund’s advisory fee rate under the Agreement and noted it was several basis points higher than the average advisory fee rate of funds in both the Peer Group and Morningstar Category.  The Board considered that, unlike the Adviser which manages a single mutual fund, the firms that manage the other mutual funds in the Fund’s Peer Group manage an average of 65 mutual funds and thus benefit from substantially greater economies of scale.  The Trustees then reviewed the net expense ratios of the Fund relative to the average expense ratio of the Peer Group and Morningstar Category. The Board noted that the Fund’s net expense ratio was higher than its Peer Group average yet lower than the net expense ratio for its Morningstar Category.  The Board considered the advisory fee rates charged by the Adviser to other accounts it manages, but did not place substantial weight on the comparison because of the significant differences in services provided by the Adviser to the Fund and the other accounts, which, relative to the Fund, generally have lower frequencies of shareholder redemptions, lower portfolio turnover rates, and less burdensome regulatory and legal obligations.  The Board concluded that based on the specialized nature of the Fund, the Adviser’s unique experience and expertise in the area, and the fees charged by the Adviser to its other clients, the Fund’s management fee was reasonable and the Fund’s average expense ratio was satisfactory for purposes of approving the continuance of the Agreement.

Profitability. The Trustees considered the profits to be realized by the Adviser, taking into consideration other benefits to the Adviser, such as the Rule 12b-1 fees to be paid to the Adviser in consideration of its activities in promoting the Fund.  The Board considered that a portion of the 12b-1 fees being charged are for shareholder servicing.  The Board also considered the character and amount of other direct and incidental benefits received by the Adviser from its association with the Fund, such as greater name recognition.  The Board reviewed financial profit projections based upon assumptions about Fund asset levels and Adviser costs, noting that any such projections are speculative and do not guarantee Adviser profits.  It was the consensus of the Board that the Adviser’s relationship with the Fund was not overly profitable and that potential “fall-out” benefits to the Adviser appear to be reasonable.

Economies of Scale.  The Trustees concluded that given current asset levels and total expenses, the benefits to be derived from economies of scale were not relevant considerations at this time and that the Trustees would review the issue following further growth in Fund assets.

Conclusion. The Board examined the totality of the information provided in connection with the Meeting and other meetings held during the past year, and did not identify any single controlling factor.  Based on its evaluation of all material factors deemed relevant, the Board concluded that the rate at which the Fund pays an advisory fee to the Adviser under the Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and could not have been the product of arm’s-length bargaining.  Further, the Board concluded that the Fund’s Agreement, and the advisory fee rate thereunder, is fair and reasonable and voted to continue the Agreement as in the best interest of the Fund and its shareholders.

PRIVACY NOTICE
FACTS		WHAT DOES MILLER INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

  The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Miller Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Miller Investment Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?		Call 1-877-441-4434

Who we are
Who is providing this notice?	Miller Investment Trust
What we do
How does Miller Investment Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Miller Investment Trust collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for non-affiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Miller Investment Trust does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies • Miller Investment Trust does not share with non-affiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Miller Investment Trust does not jointly market.

MILLER CONVERTIBLE FUND

Advisor	Wellesley Investment Advisors, Inc. The Wellesley Office Park 20 William Street Wellesley, MA 02481
Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Legal Counsel	Wilmer Cutler Pickering Hale and Dorr, LLP 60 State Street Boston, MA 02109
Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street Omaha, NE 68130
Custodian	Bank of New York Mellon Corp. One Wall Street New York, NY 10286

How to Obtain Proxy Voting Information

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30th, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling toll-free 1-877-441-4434 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-877-441-4434.

Miller Convertible Fund • 4020 South 147th St. •Suite 2 • Omaha, NE 68137

1-877-441-4434

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The Board has determined, based on questionnaires completed by the Audit Committee members, that no one on the committee satisfies the definition of "financial expert;" however the Board also determined that collectively the Audit Committee members have the requisite knowledge and experience to perform the Audit Committee duties.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2013

$ 28,000

FY 2012

$ 24,000

(b)

Audit-Related Fees

FY 2013

$ 0

FY 2012

$ 0

Tax Fees

(c)

FY 2013

            $ 4,175

FY 2012

            $ 3,900

(d)

All Other Fees

FY 2013

$ 0

FY 2012

$ 0

The above “Tax Fees” were billed for professional services rendered for tax compliance and tax return preparation.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the audit committee.

(2)

Percentages of 2013 Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

     0%

     0%

Tax Fees:

     0%

     0%

All Other Fees:

     0%

     0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2013

$4,175

              $ None

FY 2012

$3,900

              $ None

(h)

Not applicable.  All non-audit services to the registrant were pre-approved by the Audit Committee for FY 2013.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Sarbanes Oxley Code of  Ethics filed herewith..

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Miller Investment Trust

By (Signature and Title)

/s/ Greg Miller

       Greg Miller, President and Treasurer

Date

1/9/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Greg Miller

      Greg Miller, President and Treasurer

Date

1/9/14